UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                  December 13, 2004

FOSTER WHEELER LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649

(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000

(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 8.01. Other Events.

The unaudited interim financial statements filed as Exhibits 99.1 through 99.8 to this report are being filed in connection with Foster Wheeler’s registration statement on Form S-3 (File No. 333-120076).

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit Number	Description

99.1	Condensed Consolidated Financial Statements for Foster Wheeler Holdings Ltd. as of September 24, 2004 and December 26, 2003 and for the nine month periods ending September 24, 2004 and September 26, 2003.

99.2	Condensed Consolidated Financial Statements for Foster Wheeler LLC as of September 24, 2004 and December 26, 2003 and for the nine month periods ending September 24, 2004 and September 26, 2003.

99.3	Condensed Consolidated Financial Statements for Foster Wheeler International Holdings, Inc. and Subsidiaries as of September 24, 2004 and December 26, 2003 and for the nine month periods ending September 24, 2004 and September 26, 2003.

99.4	Condensed Consolidated Financial Statements for Foster Wheeler International Corporation and Subsidiaries as of September 24, 2004 and December 26, 2003 and for the nine month periods ending September 24, 2004 and September 26, 2003.

99.5	Condensed Consolidated Financial Statements for Foster Wheeler Europe Limited and Subsidiaries as of September 30, 2004 and December 31, 2003 and for the nine month periods ending September 30, 2004 and September 30, 2003.

99.6	Condensed Consolidated Financial Statements for FW Netherlands C.V. and Subsidiaries as of as of September 30, 2004 and December 31, 2003 and for the nine month periods ending September 30, 2004 and September 30, 2003.

99.7	Condensed Consolidated Financial Statements for Financial Services S.a.r.l. and Subsidiary as of as of September 30, 2004 and December 31, 2003 and for the nine month periods ending September 30, 2004 and September 30, 2003.

99.8	Condensed Financial Statements for FW Hungary Licensing Limited Liability Company as of as of September 30, 2004 and December 31, 2003 and for the nine month periods ending September 30, 2004 and September 30, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: December 13, 2004	By:	/s/ Brian Ferraioli

Brian Ferraioli
Vice President and Controller

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Condensed Consolidated Financial Statements for Foster Wheeler Holdings Ltd. as of September 24, 2004 and December 26, 2003 and for the nine month periods ending September 24, 2004 and September 26, 2003.

99.2	Condensed Consolidated Financial Statements for Foster Wheeler LLC as of September 24, 2004 and December 26, 2003 and for the nine month periods ending September 24, 2004 and September 26, 2003.

99.3	Condensed Consolidated Financial Statements for Foster Wheeler International Holdings, Inc. and Subsidiaries as of September 24, 2004 and December 26, 2003 and for the nine month periods ending September 24, 2004 and September 26, 2003.

99.4	Condensed Consolidated Financial Statements for Foster Wheeler International Corporation and Subsidiaries as of September 24, 2004 and December 26, 2003 and for the nine month periods ending September 24, 2004 and September 26, 2003.

99.5	Condensed Consolidated Financial Statements for Foster Wheeler Europe Limited and Subsidiaries as of September 30, 2004 and December 31, 2003 and for the nine month periods ending September 30, 2004 and September 30, 2003.

99.6	Condensed Consolidated Financial Statements for FW Netherlands C.V. and Subsidiaries as of as of September 30, 2004 and December 31, 2003 and for the nine month periods ending September 30, 2004 and September 30, 2003.

99.7	Condensed Consolidated Financial Statements for Financial Services S.a.r.l. and Subsidiary as of as of September 30, 2004 and December 31, 2003 and for the nine month periods ending September 30, 2004 and September 30, 2003.

99.8	Condensed Financial Statements for FW Hungary Licensing Limited Liability Company as of as of September 30, 2004 and December 31, 2003 and for the nine month periods ending September 30, 2004 and September 30, 2003.